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                                    AMENDMENT TO
                                BJ SERVICES COMPANY
                             1990 STOCK INCENTIVE PLAN
                                    (AS AMENDED)


       WHEREAS, BJ Services Company (the "Company") has heretofore adopted the BJ Services Company 1990 Stock Incentive Plan (as amended) (the "Plan"); and

       WHEREAS, the Company desires to amend the Plan in certain respects;

       NOW, THEREFORE, the Plan shall be amended as follows, effective as of the date of adoption of this amendment by the Company:

       1. The first sentence of Article I, Paragraph 2 of the Plan shall be deleted and the following shall be substituted therefor:

       "The aggregate number of shares of Common Stock, $.10 par value per share, of the Company ("Common Stock") that may be issued under the Plan shall not exceed 3,000,000 shares; provided, however, that in the event that at any time after the effective date of the Plan the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the aggregate number and class of securities available under the Plan shall be ratably adjusted by the Committee (as hereinafter defined), whose determination shall be final and binding upon the Company and all other interested persons."

       2. Article II, Paragraph 3(b)(v) of the Plan shall be deleted and the following shall be substituted therefor:

              "(v)   If the Employee Optionee's employment is terminated
       after the one-year period following the date of grant for any reason (other than on account of such person's death, retirement, disability or Cause termination), at the expiration of a period of three months after the Employee Optionee's employment is so terminated except (A) as otherwise provided for in the option agreement (but for no longer than one year) or (B) as provided in
       Article VIII; provided, however, notwithstanding anything to the contrary, no option shall ever be exercisable later than the Nonqualified Option Expiration Date;"

       3.     Article II, Paragraph 3(b)(vi) of the Plan shall be deleted.

       4. The first sentence of Article II, Paragraph 3(e) of the Plan shall be deleted and the following shall be substituted therefor:

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       "In the event that at any time after the effective date of the
       Plan the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding nonqualified options granted under Article II, or portions thereof then unexercised, shall be exercisable, to the end that after such event the shares subject to Article II of the Plan and each Employee Optionee's proportionate interest shall be maintained as before the occurrence of such event."

       5. Article III, Paragraph 3(b)(v) of the Plan shall be deleted and the following shall be substituted therefor:

              "(v)    If the Employee Optionee's employment is terminated
       after the one-year period following the date of grant for any reason (other than on account of such person's death, retirement, disability or Cause termination), at the expiration of a period of three months after the Employee Optionee's employment is so terminated except (A) as otherwise provided for in the option agreement (but for no longer than one year) or (B) as provided in
       Article VIII; provided, however, notwithstanding anything to the contrary, no option shall ever be exercisable later than the ISO Expiration Date;"

       6.     Article III, Paragraph 3(b)(vi) of the Plan shall be deleted.

       7. The first sentence of Article III, Paragraph 3(e) of the Plan shall be deleted and the following shall be substituted therefor:

       "In the event that at any time after the effective date of the Plan the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding incentive stock options granted under Article III, or portions thereof then unexercised, shall be exercisable, to the end that after such event the shares subject to Article III of the Plan and each Employee Optionee's proportionate interest shall be maintained as before the occurrence of such event."

       8. The last sentence of Article III, Paragraph 3(e) of the Plan shall be deleted.

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       9.     The following new Article VIII shall be added to the Plan:

                                   "ARTICLE VIII

                                 CHANGE OF CONTROL

              Notwithstanding any provision to the contrary in the Plan, the following additional provisions shall become effective upon the occurrence of a Change of Control:

              (a) PUBLICLY-TRADED STOCK TRANSACTION. If the consideration offered to shareholders of the Company in connection with a Change of Control consists of shares of the common stock ('New Stock') of the entity acquiring the Company or the parent company of the entity acquiring the Company (the 'Acquiring Entity') that are publicly traded, upon the occurrence of such Change of Control, the Acquiring Entity shall assume the each Employee Optionee's outstanding options to purchase Common Stock ('Prior Options') and each such Prior Option shall become an option (a 'New Option') (i) to purchase that number of shares of New Stock determined by multiplying the number of shares of Common Stock issuable upon exercise of such Prior Option by the exchange ratio of Common Stock in the transaction, (ii) at an exercise price per share determined by dividing the per share exercise price of such Prior Option by the exchange ratio of Common Stock in the transaction and (iii) otherwise upon the same terms and conditions as such Prior Option, except that (A) such New Option shall be exercisable until the applicable Nonqualified Option Expiration Date or ISO Expiration Date regardless of any termination of Employee Optionee's employment following the Change of Control, and (B) such New Option may be surrendered to the Acquiring Entity during the 90-day period following the occurrence of the Change of Control in return for a payment in cash or shares of New Stock or a combination of cash and shares of New Stock as determined by the Acquiring Entity, equal in value to the excess of (I) the higher of (1) the per share value of the consideration received by shareholders of the Company upon the occurrence of the Change of Control (valued for such purpose as of the date of the Change of Control) or (2) the highest per share price for Common Stock of the Company during the period commencing with the public announcement of the proposed Change of Control transaction and ending upon the occurrence of the Change of Control over (II) the per share exercise price of the Common Stock of the Company under the Prior Option, multiplied by the number of shares of Common Stock of the Company subject to the Prior Option.

              (b) OTHER TRANSACTION. If the consideration offered to shareholders of the Company in connection with a Change of Control consists of cash or of New Stock that is not publicly traded, upon the

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       occurrence of such Change of Control, each Employee Optionee shall surrender each of his outstanding options to purchase Common Stock to the Acquiring Entity in return for a payment in cash equal to the Black-Scholes value of such option as of the date of the Change of Control, without discount for risk of forfeiture and non-transferability. Any Black-Scholes valuation for this purpose shall be performed on a basis consistent with the methodology set forth on Exhibit A to this Plan."

       10.    The following new Exhibit A shall be added to the Plan:

                            "EXHIBIT A

                     BJ SERVICES CORPORATION

              BLACK-SCHOLES OPTION VALUATION

       The stock's current market value                 $ __________
       Estimated future dividend yield                    __________%
       The option's exercise or strike price            $ __________
       Option term (in years)                             __________
       Risk free rate for option term*                    __________%
       Estimated future annual stock volatility**         __________
       Present value as a percent of market value         __________%
       Present value per share                          $ __________"

       11. As amended hereby, the Plan is specifically ratified and reaffirmed


        *As determined by the then current rate on Treasury bills with a maturity approximating the remaining option life.

       **Based on the prior twelve months volatility.